SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   _________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: February 28, 2001

                       W.R. CARPENTER NORTH AMERICA, INC.
             (Exact name of registrant as specified in its charter)

  STATE OF DELAWARE            333-31187                54-1049647
  (State or other           (Commission File            (IRS Employer
  jurisdiction of                Number)                Identification No.)
  incorporation)

                            7433 North First Street,
                                Fresno, CA 93720
             (Address of principal executive offices and zip code)

                                 (559) 353-3950
              (Registrant's telephone number, including area code)


Item 5.  Other Events.

Excess   Proceeds   Offer  to  Registered   Holders  of  the  Company's   Senior
Subordinated Notes.

On February 16, 2001, W.R. Carpenter North America, Inc. (the "Company") mailed to its noteholders an offer (the "Excess Proceeds Offer") to purchase up to $9,479,000 in principal amount of its 10 5/8% Senior Subordinated Notes due 2007. The amount of the offer corresponds to the aggregate amount of proceeds received by the Company from the prepayment in full of a five year unsecured promissory note from United Rentals (North America), Inc. The Excess Proceeds Offer is being made pursuant to Section 4.10 of the Indenture dated as of June 10, 1997 by and among the Company, the guarantors named therein and U.S. Trust Company, National Association (formerly U.S. Trust Company of California, N.A.). Unless extended by the Company, the Excess Proceeds Offer will expire on March 16, 2001. The Excess Proceeds Offer to Holders to Registered Holders of 10 5/8% Senior Subordinated Notes Due 2007 Issued by W.R. Carpenter North America, Inc. to purchase up to $9,479,000 in Principal Amount of Such Notes is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits.

10.1 Excess Proceeds Offer to Holders to Registered Holders of 10 5/8% Senior Subordinated Notes Due 2007 issued by W.R.Carpenter North America, Inc. to Purchase up to $9,479,000 in Principal Amount of Such Notes


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2001             W.R. CARPENTER NORTH AMERICA, INC.


                                    By  /s/ Graham R. Croot
                                    Chief Financial Officer

EXHIBIT INDEX

 Exhibit No.                    Title


10.1 Excess Proceeds Offer to Holders to Registered Holders of 10 5/8% Senior Subordinated Notes Due 2007 Issued by W.R.Carpenter North America, Inc. to Purchase up to $9,479,000 in Principal Amount of Such Notes.

                                  Exhibit 10.1

                 EXCESS PROCEEDS OFFER TO REGISTERED HOLDERS OF
                   10 5/8% SENIOR SUBORDINATED NOTES DUE 2007
                  ISSUED BY W.R. CARPENTER NORTH AMERICA, INC.
         TO PURCHASE UP TO $9,479,000 IN PRINCIPAL AMOUNT OF SUCH NOTES
CUSIP NO. 144269AC1'

NOTE: If You Are A Nominee Or A Depository And Not A Beneficial Holder, Please Forward Copies Of This Notice Immediately To Your Clients Who Are Beneficial Holders.

PLEASE READ THIS ENTIRE NOTICE CAREFULLY. THERE ARE CHOICES YOU MUST MAKE BY MARCH 16, 2001.

o This Excess Proceeds Offer to Registered Holders (sometimes "You" or "Holder(s)") (the "Offer") begins on February 16, 2001 (the "Effective Date") and expires on March 16, 2001 at 5:00 p.m. (New York City time) (the "Expiration Date"), unless extended as provided below.

o Acceptance of this Offer may be cancelled and Notes previously surrendered may be withdrawn at any time on or prior to 5:00 p.m. (New York City time) on the Expiration Date.

o Subject to the limits set forth below on the aggregate principal amount of Notes to be purchased and the principal amount of Notes that may be purchased from any Holder, if you accept the Offer in a timely manner by following the procedures described in this Offer, the Company will purchase your Note on March 16, 2001 (the "Purchase Date"), except as otherwise provided below and in the Indenture, as amended.

o You must surrender your Note by 5:00 p.m. (New York City time) on the Expiration Date to be eligible to have your Note purchased by the Company.

You have received this Offer because, according to our database records, you likely are a member of a class of holders of the captioned securities (each a "Note" and collectively, the "Notes") issued by W.R. Carpenter North America, Inc., a Delaware corporation (the "Company"). Terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture (as described below).

Acceptance of Tender

For purposes of this Offer, the Company will be deemed to have accepted an Election when Notes are tendered and not properly withdrawn as, if and when the Company gives written notice to the Trustee of the Company's acceptance for payment of such Notes pursuant to this Offer, upon the terms and subject to the conditions of this Offer. Payment for the Notes accepted pursuant to this Offer shall be made by wire transfer or draft as directed by You to the Company. Under no circumstances will interest on the Notes be paid after the Purchase Date regardless of any delay in making such payment.

The Company received $9,479,000 in cash from the prepayment of a promissory note it received in connection with the previous sale of a subsidiary (the "Available Asset Sale Proceeds"). Pursuant to Section 4.10 of the Indenture dated as of June 10, 1997, as amended (the "Indenture") among the Company, the guarantors named therein and U. S. Trust Company, National Association (formerly known as U.S. Trust Company of California, N.A.), as the Trustee thereunder, you have the right to require the Company to purchase Notes in an amount up to the amount of Available Asset Sale Proceeds at a purchase price in cash equal to 100% of the principal amount of the Notes purchased plus accrued and unpaid interest to the Purchase Date. The principal amount of Notes that may be purchased from any Holder shall not exceed (i) the percentage of the aggregate principal amount of all outstanding Notes represented by the principal amount of Notes held by such Holder, multiplied by (ii) the amount of Available Asset Sale Proceeds (such limit, the "Individual Limit"). For example, if a Holder holds $8,800,000 in principal amount of Notes, and the aggregate principal amount of outstanding Notes is $88,023,000, the Holder's Individual Limit would equal $947,900. As of the Effective Date, there are $88,023,000 in aggregate principal amount of Notes outstanding.

Offer to Purchase Your Note

Pursuant to Section 4.10 of the Indenture and upon the terms and conditions provided herein, the Company hereby offers to purchase up to $9,479,000 in aggregate principal amount of the Notes for a cash purchase price of 100% of the principal amount of the Notes purchased, plus accrued and unpaid interest from December 15, 2000 to the date of payment of such cash purchase price. As to any Holder, the offer is subject to such Holder's Individual Limit.

Background

On February 12, 2001, the Company received from United Rentals (North America), Inc. ("United") $9,479,000 in cash from the prepayment by United of a promissory note (the "United Note") dated September 29, 2000, issued by United to the Company in the principal amount of $9,479,000. The United Note was a replacement note for a promissory note dated September 29, 2000 in the principal amount of $13,000,000 issued by United and was pledged as collateral to the Trustee for the benefit of the Noteholders pursuant to the terms of a Note Pledge Agreement dated as of December 20, 2000 (the "Pledge Agreement") between the Company and the Trustee. Pursuant to certain adjustment and set off rights contained in the United Note and the Pledge Agreement, the outstanding principal amount thereof was reduced to $9,479,000. All of the proceeds from the prepayment of the United Note have been deposited with the Trustee.

The proceeds from the sale of the United Note constitute "Asset Sale Proceeds" as defined in the Indenture. Because the Asset Sale Proceeds exceed $5,000,000 and the Company has not applied, and will not apply, such proceeds to the prepayment of debt under a credit facility and the Company has not elected to apply such proceeds to purchase assets, the proceeds are deemed to be "Available Asset Sale Proceeds" under the Indenture. Pursuant to the Indenture, holders of the Notes have the right to require the Company to apply the Available Assets Sale Proceeds to repurchase the Notes. The Indenture requires the Company to offer to repurchase Notes with the Available Asset Sale Proceeds at a purchase price in cash equal to 100% of the principal amount of the Notes purchased, plus accrued and unpaid interest, if any, to the date of payment. As to any Holder, the Offer is subject to such Holder's Individual Limit. Any Asset Sale Proceeds remaining following expiration of the Offer will be held by the Trustee as Collateral pursuant to the Pledge Agreement.

Offer Period; Purchase Price; Interest Termination

This Offer will remain open for a period of twenty (20) business days following the Effective Date, and will expire at 5:00 p.m. (New York City time) on the Expiration Date but, under certain circumstances described below, such period may be shortened. The purchase price is equal to 100% of the principal amount of Notes purchased, plus accrued and unpaid interest to the date of payment. Any Note accepted for purchase pursuant to this Offer will cease to accrue interest on and after the date of payment.

Continuation of Interest Accrual

Any Note not validly tendered or accepted for purchase and payment or properly withdrawn pursuant to this Offer will continue to accrue interest at the rate set forth in the Note.

Procedure For Tendering Notes

Holders electing to have a Note purchased pursuant to this Offer are required to tender their Note and complete and deliver (in person or facsimile thereof with original to follow) to the Company or the Trustee the attached form entitled "Option of Holder to Elect Purchase" (the "Election"). The Note must be validly tendered, and the Holder's signature must be guaranteed (or, in the case of a book-entry transfer, an Agent's Message (as defined below) in lieu of the Election) and delivered on or before 5:00 p.m. (New York City time) on the Expiration Date to the Trustee at U.S. Trust Company, National
Association, 515 South Flower Street, 27th Floor, Los Angeles, California 90071, Attention: Sandee Parks, Vice President, telephone (213) 861-5066, facsimile (213) 488-1370. If You tender the entire principal amount of your Note, the amount of the Note that will be purchased will equal your Individual Limit. If You tender only a portion of the Note for purchase, the principal amount of the Note that You are tendering must be indicated on the Election. If no such amount is clearly indicated, You will be deemed to have tendered the entire principal amount of the Note. If You tender only a portion of the Note, the amount of the Note that will be purchased will be the lesser of the principal amount of the Note tendered as indicated on the Election or your Individual Limit. No alternative, conditional or contingent transfers will be accepted.

Notes held in book entry form must be transferred pursuant to the procedures for book-entry transfer described herein and a confirmation of such book-entry transfer, including an Agent's Message (as described below), must be received by the Trustee (including an Agent's Message if You are not delivering an Election), in either case on or before 5:00 p.m. (New York City time) on the Expiration Date. If You do not deliver the documents described above on or before such time on the Expiration Date, You will not be eligible to have your Notes purchased by the Company.

THE METHOD OF DELIVERY OF NOTES AND ELECTION, ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC (AS DESCRIBED BELOW) AND ANY ACCEPTANCE OF AN AGENT'S MESSAGE TRANSMITTED THROUGH ATOP (AS DESCRIBED BELOW), ARE AT THE ELECTION AND RISK OF THE HOLDER TENDERING NOTES AND DELIVERING THE ELECTIONS, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE TRUSTEE OR TIMELY CONFIRMATION OF A BOOK ENTRY TRANSFER OF SUCH NOTES INTO THE TRUSTEE'S ACCOUNT IS RECEIVED BY THE TRUSTEE. If delivery is by mail, it is suggested that the Holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Trustee on or prior to such date.





Withdrawal Right

You are entitled to withdraw your acceptance of the Offer before the Expiration Date if the Trustee receives, not later than 5:00 p.m. (New York City time) on the Expiration Date, a written notice by facsimile transmission or letter setting forth your name, the principal amount of the Note you delivered or caused to be delivered for purchase, and a statement that you are withdrawing your election to have Your Note purchased.

Early Payment Option and Waiver of Withdrawal Right

Holders may elect to be paid before the Purchase Date in consideration for their timely delivery of an irrevocable waiver of their right to withdraw their tender. Attached is a form entitled "Early Payment Election and Waiver" (the "Waiver"). By signing and returning the Waiver properly completed and duly executed, You may elect to have the Company effect, and the Company will effect, the purchase of the Notes tendered by You (subject to all terms and conditions of the Offer, including the limit specified therein on the aggregate principal amount of Notes to be purchased and the Individual Limit) as soon as practicable after the date the Trustee timely receives Your signed Waiver, rather than after the Expiration Date.

Partial Purchase

Holders whose Notes are purchased will be issued new Notes equal in principal amount to the unpurchased portion of the Notes held by such Holders before the purchase.

Modification of Offer

Subject to applicable securities laws, the terms of the Indenture, as amended, and the terms set forth in this Offer, the Company reserves the right to
(i) waive any and all unsatisfied conditions to the Offer, (ii) extend the Expiration Date, or (iii) otherwise amend this Offer in any respect.

Eligibility for Offer

Only (i) those  persons  in whose  name  Notes are  registered  in the  registry maintained by the Trustee under the Indenture or (ii) persons, such as brokers, dealers, commercial banks, trust companies and other nominees, who are participants in the Depository Trust Company (the "DTC" and, each participant, a "DTC Participant") (or a substitute book-entry transfer facility) and whose names appear on a security listing as owners of the Notes, will be eligible to tender Notes. Any beneficial owner whose Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Notes should contact promptly such registered Holder.

DTC Participants

This Offer may be eligible for the DTC Automated Tender Offer Program ("ATOP"). DTC Participants may electronically transmit their acceptance of the Offer by causing DTC to transfer Notes to the Trustee in accordance with DTC's ATOP procedures for transfer or such other procedures utilized from time to time by DTC. DTC will then send an Agent's Message to the Trustee for its acceptance. The Trustee will establish an account with respect to the Notes at DTC for purposes of the Offer, and any financial institution that is a participant in DTC's system may make book-entry delivery of the Notes by causing DTC to transfer such Notes into the Trustee's account at DTC in accordance with DTC's procedure for such transfer. Although tenders of Notes may be effected through book-entry transfer at DTC, a properly completed and duly executed Election (or a manually signed facsimile thereof) with any required signature guarantees or an Agent's Message in connection with a book-entry transfer, must, in any case, be transmitted to and received by the Trustee at the address set forth above on or prior to the Expiration Date or the Holder must comply with the guaranteed delivery procedures described herein. Provided that the Trustee receives a timely Election completed as required herein, Notes shall be deemed delivered if the DTC Participant complies with the foregoing. The term "Agent's Message" means a message, transmitted by electronic means to, and received by, the Trustee and forming a part of a Book-Entry Confirmation that states that DTC has received an express acknowledgment from the participant in DTC tendering the Notes that are the subject of such book-entry confirmation, that such Participant has received and agrees to be bound by the terms of the Election and that the Company may enforce such agreement against such Participant.

Fees and Costs of Trustee

The Company will pay all fees and costs of the Trustee (including the reasonable fees and costs of the Trustee's Counsel) in connection with the Offer.

Additional Information

BOOK-ENTRY TRANSFER. The Trustee will establish accounts with respect to the Notes at DTC for purposes of the Offer within two business days after the date of this Offer to Purchase. Any financial institution that is a participant in DTC's system may make a book-entry delivery of Notes by causing DTC to transfer such Notes into the Trustee's account in accordance with DTC's procedures for such transfer. However, although delivery of Notes may be effected through book-entry transfer at DTC, either the Election (or a facsimile thereof), properly completed and duly executed, together with any required signature guarantees, or an Agent's Message in lieu of the Election, and any other required documents, must, in any case, be received by the Trustee at one of its addresses set forth in this Offer prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedure described below. Delivery of documents to DTC does not constitute delivery to the depositary.

Additional Information

BOOK-ENTRY TRANSFER. The Trustee will establish accounts with respect to the Notes at DTC for purposes of the Offer within two business days after the date of this Offer to Purchase. Any financial institution that is a participant in DTC's system may make a book-entry delivery of Notes by causing DTC to transfer such Notes into the Trustee's account in accordance with DTC's procedures for such transfer. However, although delivery of Notes may be effected through book-entry transfer at DTC, either the Election (or a facsimile thereof), properly completed and duly executed, together with any required signature guarantees, or an Agent's Message in lieu of the Election, and any other required documents, must, in any case, be received by the Trustee at one of its addresses set forth in this Offer prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedure described below. Delivery of documents to DTC does not constitute delivery to the depositary.

SIGNATURE GUARANTEES. Signatures on all Elections must be guaranteed by a firm which is a member of the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Guarantee Program or the Stock Exchange Medallion Program or is otherwise an "Eligible Guarantor Institution" (as such term is defined in Rule 17Ad-5 under the Exchange Act) (each, an "Eligible Institution"), except in cases where Notes are tendered for the account of an Eligible Institution. If a Certificate is registered in the name of a person other than the signatory of the Election (or a facsimile thereof),or if payment is to be made, or a Note not accepted for payment or not tendered is to be returned, to a person other than the registered holder(s),then the Note must be endorsed or accompanied by appropriate powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificate, with the signature(s) on such Certificate or stock powers guaranteed by an Eligible Institution. If the Election or stock powers are signed or any certificate is endorsed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

GUARANTEED DELIVERY. If a Holder desires to tender Notes pursuant to the Offer and such Holder cannot deliver all required documents to the Trustee prior to the Expiration Date, or such Holder cannot complete the procedure for delivery by book-entry transfer on a timely basis, such Notes may nevertheless be tendered, provided that all the following conditions are satisfied:

     (i) such tender is made by or through an Eligible Institution;

     (ii)  a  properly   completed  and  duly  executed   Notice  of  Guaranteed
Delivery, substantially in the form provided by the Company, is received prior to the Expiration Date by the Trustee as provided below; and

     (iii) the Notes (or a Book-Entry Confirmation) evidencing all tendered Notes, in proper form for transfer, in each case together with the Election (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in connection with a book-entry transfer, an Agent's Message), and any other documents required by the Election are received by the Trustee within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the New York Stock Exchange and the Nasdaq National Market System are open for business.

The Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by telegram or facsimile transmission to the Trustee and must include a guarantee by an Eligible Institution in the form set forth in the form of Notice of Guaranteed Delivery made available by the Company.

In all cases, payment for Notes tendered and accepted for payment pursuant to the Offer will be made only after timely receipt by the Trustee of (i) the documentation evidencing such Notes, or a Book-Entry Confirmation of the delivery of such Notes, (ii) the Election (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and (iii) any other documents required by the Election.


UNDER NO CIRCUMSTANCES WILL INTEREST BE PAID ON THE PURCHASE PRICE TO BE PAID BY THE COMPANY FOR THE TENDERED NOTES, REGARDLESS OF ANY EXTENSION OF THE OFFER OR ANY DELAY IN MAKING SUCH PAYMENT.

THE METHOD OF DELIVERY OF ALL REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE TRUSTEE. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

DETERMINATION OF VALIDITY. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Notes will be determined by the Trustee in its sole discretion, which determination shall be final and binding on all parties. The Trustee reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of which may, in the opinion of its counsel, be unlawful. The Trustee also reserves the absolute right to waive any condition of the Offer or any defect or irregularity in the tender of any particular Notes or any particular Holder, whether or not similar defects or irregularities are waived in the case of other Holders, and the Trustee's interpretation of the terms and conditions of the Offer will be final and binding on all persons. No tender of Notes will be deemed to have been validly made until all defects and irregularities have been cured or waived to the satisfaction of the Trustee. None of the Company or the Trustee or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

The acceptance for payment by the Company of Notes pursuant to any of the procedures described above will constitute a binding agreement between the tendering Holder and the Company upon the terms and subject to the conditions of the Offer.

Miscellaneous

This Offer does not constitute an offer or a solicitation to any person to whom it would be unlawful in any state or other jurisdiction to make this Offer, and the Offer is not made to, and tenders will not be accepted from, Holders in states or other jurisdictions in which the Offer or acceptance thereof would constitute a violation of the securities or Blue Sky Laws of such jurisdiction. No person has been authorized to give any information or make any representations or make any recommendation on behalf of the Company as to whether a Holder should tender Notes pursuant to the Offer. If made or given, such information or recommendation must not be relied upon.

Although it has no obligation to do so, the Company reserves the right in the future to seek to acquire Notes not tendered in the Offer, by means of open market purchases, privately negotiated acquisitions, subsequent exchange or tender offers, redemptions or otherwise, at prices or on terms which may be higher or lower or more or less favorable than those in the Offer.

Available Information

The  Company is  subject to the  informational  requirements  of the  Securities
Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports and other documents and information with the Securities and Exchange Commission (the "Commission"). Such reports and other documents and information may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the Commission located at 7 World Trade Center, Suite 1300, New York, New York 10048 and Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661. Copies of such material can be obtained from the Public Reference Section of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a Web Site located at http://www.sec.gov that contains reports and the aforementioned statements and other information regarding registrants that have filed electronically with the Commission, including the Company.

Dated: February 16, 2001

W.R. CARPENTER NORTH AMERICA, INC.

OPTION OF HOLDER TO ELECT PURCHASE



     If you want to tender all of the 10 5/8% Senior Subordinated Note due 2007 (the "Note") issued by W.R. Carpenter North America, Inc. (the "Company") for purchase by the Company pursuant to the offer (the "Offer") set forth in the letter dated February 16, 2001 from the Company to the holders of the Notes, check the box below:


                           The undersigned tenders all Notes held by it.


     If you want to tender only part of the Note for purchase by the Company pursuant to the Offer, state the amount you are tendering:


                                                     $_______________


     The undersigned agrees that the tender of its Notes is subject to all terms and conditions set forth in the Offer, including the limit on the principal amount of Notes that may be purchased and the Individual Limit (as defined in the Offer) applicable to the undersigned. If the undersigned tenders the entire principal amount of its Notes, the amount of the Note that will be purchased will equal the Individual Limit. The undersigned acknowledges that, if it tenders only a portion of the Notes held by it, the amount of Notes that will be purchased will be the lesser of the principal amount of the Notes tendered or the Individual Limit.

$  ______________________
    (multiple of $1,000)


Date:



                                    Signature:__________________________



                                    Name:_______________________________



                                    Title:_______________________
                                    (Note: The signature(s) to this Election must correspond with the name(s) as written on the face of the Note in every particular, without alteration or enlargement or any change whatsoever.)


_______________________
Signature Guaranteed





EARLY PAYMENT ELECTION AND WAIVER

     The undersigned holder of 10 5/8% Senior Subordinated Notes ("Notes") due 2007 of W.R. Carpenter North America, Inc. (the "Company") hereby acknowledges receipt of an offer letter from the Company dated February 16, 2001, containing an offer (the "Offer") by the Company to purchase Notes pursuant to Section 4.10 of the Indenture dated as of June 10, 1997, as amended (the "Indenture") among the Company, the guarantors named therein and US Trust Company of California, N.A., as Trustee (the "Trustee"). The undersigned holder has accepted the Offer by tendering its Notes to the Trustee and completing and signing the form entitled "Option of Holder to Elect Purchase" (the "Election").

     By its terms the Offer is open until March 16, 2001 (the "Expiration Date"). Although, pursuant to Section 4.10 of the Indenture, the undersigned would otherwise be entitled to withdraw tender of the Notes and its election to purchase on or before 5:00 p.m. New York City time on the Expiration Date, the undersigned hereby elects to have the Company effect the purchase of the Notes tendered by the undersigned (subject to all terms and conditions of the Offer, including the limit specified therein on the aggregate principal amount of Notes to be purchased and the Individual Limit (as defined in the Offer)) as soon as practicable after the date hereof, rather than after the Expiration Date. The undersigned agrees that, notwithstanding the provisions of the Indenture, effective upon the receipt by the undersigned of the purchase price for the Notes purchased from it, the undersigned shall have no right to withdraw its tender of the Notes or its election to have its Notes purchased. The foregoing waiver is irrevocable. The undersigned acknowledges that its receipt of such proceeds earlier than required pursuant to the Indenture is full and adequate consideration for the waiver contained herein.

Date:  ____________, 2001  ________________________________
                                    Signature of Holder

                                    By:  ____________________________

                                    Printed Name:  ___________________

__________________________          Title:  __________________________
Signature Guaranteed                (Note:  The signature(s) to this
                                    Election must correspond with the
                                    name(s) as written on the face of the
                                    Note in every particular, without
                                    alteration or enlargement or any
                                    change whatsoever.)

--------
* The CUSIP number appearing herein has been included solely for the convenience of the holders of the Notes. U.S. Trust Company, National Association assumes no responsibility for the selection or use of such CUSIP number and makes no representation as to the correctness of the CUSIP number listed above or printed on the Notes.